Innovator Equity Defined Protection ETF - 2 Yr to July 2026
Schedule of Investments
July 31, 2025 (Unaudited)

PURCHASED OPTIONS - 106.8%(a)	Notional Amount	Contracts	Value
Call Options - 104.5%			$–
SPDR S&P 500 ETF Trust, Expiration: 06/30/2026; Exercise Price: $9.80 (b)(c)(d)	$73,700,528	1,166	$72,006,085

Put Options - 2.3%			$–
SPDR S&P 500 ETF Trust, Expiration: 06/30/2026; Exercise Price: $544.22 (b)(c)(d)	73,700,528	1,166	1,559,782
TOTAL PURCHASED OPTIONS (Cost $65,865,143)			$73,565,867

TOTAL INVESTMENTS - 106.8% (Cost $65,865,143)			$73,565,867
Money Market Deposit Account - 0.5% (e)			320,856
Liabilities in Excess of Other Assets - (7.3)%			(4,993,933)
TOTAL NET ASSETS - 100.0%			$68,892,790
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2025 was 4.20%.

Innovator Equity Defined Protection ETF - 2 Yr to July 2026
Schedule of Written Options
July 31, 2025 (Unaudited)

WRITTEN OPTIONS - (7.2)%	Notional Amount	Contracts	Value
Call Options - (7.2)%
SPDR S&P 500 ETF Trust, Expiration: 06/30/2026; Exercise Price: $643.27 (a)(b)	$(73,700,528)	(1,166)	$(4,947,618)
TOTAL WRITTEN OPTIONS (Premiums received $2,424,700)			$(4,947,618)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Innovator Equity Defined Protection ETF - 2 Yr to July 2026 (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$73,565,867	$–	$73,565,867
Total Investments	$–	$73,565,867	$–	$73,565,867

Liabilities:
Investments:
Written Options	$–	$(4,947,618)	$–	$(4,947,618)
Total Investments	$–	$(4,947,618)	$–	$(4,947,618)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of July 31, 2025
(% of Net Assets)

Purchased Options	$73,565,867	106.8%
Written Options	(4,947,618)	(7.2)
Money Market Deposit Account	320,856	0.5
Liabilities in Excess of Other Assets	(46,315)	(0.1)
	$68,892,790	100.0%